=============================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 22, 1997


                                   HUBCO, INC.
             (Exact name of registrant as specified in its charter)


                                   New Jersey
                 (State or other jurisdiction of incorporation)

               1-10699                              22-2405746
       ------------------------        ---------------------------------
       (Commission File Number)        (IRS Employer Identification No.)

                            1000 MacArthur Boulevard
                            Mahwah, New Jersey 07430
                    (Address of principal executive offices)

                                 (201) 236-2600
              (Registrant's telephone number, including area code)


          =============================================================

         This Form 8-K/A amends the following Form 8-K/As of HUBCO, Inc. ("HUBCO") previously filed with the Securities and Exchange Commission (the "Commission") to provide pro forma financial information with respect to its recent acquisitions of Poughkeepsie Financial Corp ("PFC") and MSB Bancorp, Inc. ("MSB"): the Current Report on Form 8-K of HUBCO dated October 22, 1997 (the "Original Form 8-K"), the Current Report on Form 8-K/A of HUBCO dated May 15, 1998 (the "May 15, 1998 Form 8-K/A"), the Current Report on Form 8-K dated June 2, 1998 (the "June 2, 1998 Form 8-K") the Current Report on Form 8-K dated June 11, 1998 (the "June 11, 1998 Form 8-K") and the Current Report on Form 8-K/A dated June 29, 1998 (the "June 29, 1998 Form 8-K/A"). The Original Form 8-K was filed to report the announcement of the (then proposed) acquisition by HUBCO of PFC and the Bank of the Hudson ("BTH"), a federal savings bank wholly owned by PFC. The May 15, 1998 Form 8-K/A was filed to amend the Original Form 8-K to identify it as an Item 2 filing. The June 29, 1998 Form 8-K was filed to amend the Original Form 8-K and the May 15, 1998 Form 8-K to provide the financial statements regarding PFC. The June 2 Form 8-K was filed to report the consummation of the acquisition by HUBCO of MSB. The June 11, 1998 Form 8-K was filed to amend the June 2, 1998 Form 8-K to provide the financial statements regarding MSB.


Item 2.    Acquisition or Disposition of Assets.

         On April 24, 1998, HUBCO completed its previously announced acquisition of PFC and BTH by merging PFC into HUBCO pursuant to the Amended and Restated Agreement and Plan of Merger dated as of October 22, 1997 among HUBCO, PFC, and BTH. As a result, BTH became HUBCO's New York-based bank subsidiary. In the merger, each share of PFC common stock was converted into .300 shares of HUBCO Common Stock. As of March 31, 1998, PFC had total assets of $849 million, total deposits of $623 million and stockholders' equity of approximately $72 million.

         On May 19, 1998, HUBCO completed its previously announced acquisition of MSB and MSB's wholly owned banking subsidiary, by merging MSB with and into HUBCO and MSB Bank with and into Bank of the Hudson, HUBCO's New York banking subsidiary, pursuant to the Agreement and Plan of Merger dated as of December 15, 1997 among HUBCO, MSB, and MSB Bank. In the merger, each share of MSB common stock was converted into 1.0209 shares of HUBCO Commmon Stock. As of March 31, 1998, MSB had total assets of $753.7 million, total deposits of $661 milllion and stockholdders' equity of approximately $74.3 million.

Item 7(b).  Financial Statements, Pro Forma Financial Information and Exhibits

                         PRO FORMA FINANCIAL INFORMATION

                                  INTRODUCTION


         The following pro forma information takes into account all of the acquisitions of HUBCO, Inc. ("HUBCO") during 1998 which have closed prior to July 6, 1998 (the date of this filing) and which have been accounted for as pooling of interests transactions. On January 8, 1998 HUBCO completed its acquisition of The Bank of Southington, a state bank and trust company ("BOS"). The BOS acquisition was accounted for as a pooling of interests transaction. HUBCO's reported financial results for the first quarter of 1998 included the results of the BOS acquisition and HUBCO's financial statements reported for that period were restated to include the effects of the BOS merger. On April 24, 1998 HUBCO completed its acquisition of Poughkeepsie Financial Corp. ("PFC"), the parent company of a New York State based federally chartered savings bank. The PFC acquisition was accounted for as a pooling of interests transaction. On May 29, 1998, HUBCO completed its acquisition of MSB Bancorp, Inc. ("MSB"), the parent company of another New York based federally chartered savings bank. The MSB acquisition was accounted for as a pooling of interests transaction as well. The following pro forma financial information presents the combined pro forma information for the PFC, MSB and BOS transactions, except no pro forma information is presented for BOS with respect to the three months ended March 31, 1998 or the quarter then ended because HUBCO's reported results for the three month period ended March 31, 1998 and the quarter then ended included the results for the BOS acquisition

         HUBCO has pending three other acquisitions which it anticipates will close in the third quarter of 1998. It has entered into merger agreements with IBS Financial Corp. ("IBSF"), Dime Financial Corp. ("Dime"), and Community Financial Holding Corporation ("CFHC"). On June 24, 1998 HUBCO completed the purchase of 21 branches of First Union National Bank located in New Jersey and Connecticut (the "Completed Branch Purchase"). It still has pending the acquisition of two additional branches from First Union National Bank located in New York (the pending acquisitions of IBSF, Dime and CFHC, as well as the pending acquisition of the two First Union branches are referred to in this Form 8-K as the "Pending Acquisitions"). On June 19, 1998, HUBCO issued $50,000,000 aggregate principal amount of 7.65% Trust Preferred Securities (the "Recently Completed Trust Preferred Issuance"), which are essentially junior subordinated debt. None of the transactions referred to in this paragraph are reflected in the pro forma information.

              Pro Forma Unaudited Combined Condensed Balance Sheet
                    of HUBCO, PFC, and MSB for March 31,1998


         The following pro forma unaudited combined condensed balance sheet combines the historical consolidated balance sheets of HUBCO, PFC and MSB giving effect to the acquisitions which were accounted for as a pooling-of-interests, as if the acquisitions had been effective on March 31, 1998 and the pro forma adjustments described in the notes to the pro forma financial information. The historical financial information for HUBCO in the condensed balance sheet for March 31, 1998 already includes the effects of the merger with BOS which was consummated on January 12, 1998 and has been accounted for as a pooling of interests. The information set forth below should be read in conjunction with the historical consolidated financial statements of HUBCO, PFC and MSB, including their respective notes thereto, which are contained in the Form 8-Ks to which this Form 8-K is amendatory. Anticipated cost savings net of expected acquisition-related expenses and restructuring charges are not expected to be material to the acquisitions and therefore the pro forma financial data does not give effect to these items. The information for the three months ended March 31, 1998 is based on the respective historical unaudited financial statements of HUBCO, PFC and MSB. The pro forma financial statements of HUBCO included in this Form 8-K do not reflect the Completed Branch Purchase or the Recently Completed Trust Preferred Offering and do not reflect the Pending Acquisitions. The historical amounts presented in future financial statements of HUBCO for periods reported in this Form 8-K will differ and in certain cases, will differ
materially  as  a  result  of  the  effects  of   accounting   for  the  Pending
Acquisitions, when consummated, as pooling of interests. The pro forma information is not necessarily indicative of the results of operations which would have been achieved had the acquisitions been consummated as of the beginning of the periods for which such data are presented and should not be construed as being representative of future periods. The financial information also does not reflect one-time merger related and restructuring charges which will be incurred in connection with the PFC and MSB acquisitions and Pending Acquisitions.


Pro forma Unaudited Combined Condensed Balance Sheet
As of March 31, 1998
($ in thousands, except per share data)

                                                                            Pro forma                  Pro forma        Pro forma
Assets                                   HUBCO             PFC             Adjustments       MSB       Adjustments       Combined
------                                   ------------------------------------------------------------------------------------------
Cash and due from banks                     $  147,640      $     9,952    $      -       $   14,549   $       -          $ 172,141
Federal funds sold                              76,958                -                       56,655                        133,613
Securities                                     864,529          149,463     (12,604) (1)     230,490     (24,614) (4)     1,207,264
Loans                                        1,836,360          666,641                      400,000                      2,903,001
Less: Allowance for loan losses                (40,337)         (12,123)                      (3,468)                       (55,928)
                                            ----------      -----------    -------------   ---------   --------------   ------------
    Total loans                              1,796,023          654,518           -          396,532           -          2,847,073
                                            ----------      -----------    -------------   ---------   --------------   ------------
Other assets                                   137,541           34,911                       27,191       4,284 (5)        203,927
Intangibles, net of amortization                28,276                -                       28,250                         56,526
                                            ----------      -----------    -------------   ---------   --------------   ------------
     Total Assets                           $3,050,967       $  848,844    $(12,604)       $ 753,667   $ (20,330)        $4,620,544
                                            ==========      ===========    =============   =========   ==============   ============

Liabilities and Stockholders' Equity
Deposits:
     Noninterest bearing                    $  623,023      $    22,674    $      -        $  53,263   $       -         $  698,960
     Interest bearing                        1,824,993          603,706                      609,758                      3,038,457
                                            ----------      -----------    -------------   ---------   --------------   ------------
          Total deposits                     2,448,016          626,380                      663,021                      3,737,417
                                            ----------      -----------    -------------   ---------   --------------   ------------
Borrowings                                     216,915          143,137                          474                        360,526
Other liabilities                               35,767            7,582           -           15,857           -             59,206
                                            ----------      -----------    -------------   ---------   --------------   ------------
     Total Liabilities                       2,700,698          777,099           -          679,352           -          4,157,149
Subordinated debt                              100,000                -                            -                        100,000
Capital Trust Securities                        50,000                -                            -                         50,000
Stockholders' Equity:
     Preferred stock                                50                -           -                6          (6)  (6)           50
     Common stock                               40,305              128       6,059  (2)          30       5,034   (7)       51,556
     Additional paid in capital                 75,974           67,541     (18,663) (3)      48,069     (19,154)  (8)      153,767
     Retained earnings                          75,200            6,149           -           31,414           -            112,763
     Treasury stock                                  -           (1,937)           -          (3,941)           -            (5,878)
     Employee stock awards and
      unallocated shares held
      by ESOP, at cost.                           (708)               -           -             (224)          -               (932)

     Unrealized gain (loss)on
        securities available for sale            9,448            (136)           -           (1,039)     (6,204)  (9)        2,069

                                            ----------     ------------    -------------   ---------   -----------------  ---------
          Total Stockholders' Equity           200,269           71,745     (12,604)          74,315     (20,330)           313,395
                                            ----------     ------------    -------------   ---------   -----------------  ---------
     Total Liabilities and
       Stockholders' Equity
                                            $3,050,967       $  848,844    $(12,604)       $ 753,667    $(20,330)        $4,620,544
                                            ==========     ============    =============   =========   =================  =========


Common shares outstanding
  (in thousands)                                22,669           12,776                        2,844                         28,997

Book value per common share                 $     8.83        $    5.62                    $   21.75                      $  10.81



Notes to pro forma unaudited combined condensed balance sheet (dollars in thousands):


(1) Eliminate 1,177,500 shares owned by HUBCO of PFC Common Stock at a cost of $12,604.

(2) Eliminate 12,775,963 shares of PFC common shares outstanding, $0.01 par value.     $   (128)
    Issuance of 3,479,539 shares of HUBCO Common Stock, $1.778 stated value               6,187
                                                                                        --------
                                                                                       $  6,059

(3)  Adjustment  to Common Stock                                                       $ (6,059)
     Eliminate  HUBCO's  investment in PFC of 1,177,500 shares of PFC Common Stock,
     at cost                                                                           $(12,604)
                                                                                       ---------
                                                                                       $(18,663)

(4) Eliminate 54,200 shares owned by HUBCO of MSB Common Stock at a cost of $1,166 and unrealized gain of $873 and 600,000 shares of MSB Preferred
     Stock at a cost of $12,960 and an unrealized gain of $9,615.


(5) Elimination of deferred tax assets related to the unrealized gain of the MSB common shares and preferred shares owned by HUBCO.

(6)  Eliminate 600,000 shares of MSB Preferred Stock, $0.01 par value                  $     (6)

(7)  Eliminate 3,045,000 shares of MSB common shares outstanding, $0.01 par value.     $    (30)
     Issuance of 2,848,263 shares of HUBCO Common Stock, $1.778 stated value              5,064
                                                                                       ---------
                                                                                       $  5,034

(8)  Adjustment to Preferred Stock                                                     $      6
     Adjustment to Common Stock                                                        $ (5,034)
     Eliminate  HUBCO's investment in MSB of 54,200 shares of MSB Common  Stock,
     at cost and 600,000 shares of MSB Preferred Stock, at cost                         (14,126)
                                                                                       ---------
                                                                                       $(19,154)
(9)  Eliminate  Unrealized  gain on 54,200 shares of MSB Common Stock and 600,000 shares of MSB Preferred Stock, net of tax.


         Pro Forma Unaudited Combined Condensed Statements of Income of
                             HUBCO, PFC, MSB and BOS

         The following pro forma unaudited combined condensed statements of income combine the historical consolidated statements of income of HUBCO (restated as described below), PFC, MSB, and BOS giving effect to the acquisitions which are accounted for as a pooling-of-interests, as if the acquisitions had occurred on the first day of the applicable periods indicated herein, and the pro forma adjustments described in the notes to the pro forma combined financial statements. For the three months ended March 31, 1998, the reported financial information for HUBCO included the effects of the merger with BOS which was consummated on January 12, 1998 and, therefore, BOS is not shown separately on the pro forma information for the quarter ending March 31, 1998. The information set forth below should be read in conjunction with the historical consolidated financial statements of HUBCO, PFC and MSB, and the related notes thereto. Anticipated cost savings net of expected acquisition-related expenses and restructuring charges are not expected to be material to the acquisitions and therefore the pro forma financial data does not give effect to these items. The pro forma financial statements of HUBCO included in this Form 8-K are not restated to reflect the Completed Branch Purchase or the Recently Completed Trust Preferred Issuance and do not reflect the Pending Acquisitions. The historical amounts presented in future financial statements of HUBCO for periods reported in this Form 8-K will differ and in certain cases, will differ materially as a result of the effects of accounting for the Pending Acquisitions, when consummated, as pooling of interests. The pro forma information is not necessarily indicative of the results of operations which would have been achieved had the acquisitions been consummated as of the beginning of the periods for which such data are presented and should not be construed as being representative of future periods. The financial information also does not reflect one-time merger related and restructuring charges which will be incurred in connection with the PFC and MSB acquisitions and Pending Acquisitions.


Pro forma Unaudited Combined Condensed Statements of Income
For the Three Months Ended March 31, 1998
($ in thousands, except per share data)

                                                                                             Pro Forma           Pro Forma
                                                        HUBCO             PFC        MSB     Adjustments          Combined
                                                       ---------------------------------------------------------------------
Interest on loans                                      $  40,582    $  13,932    $  8,068     $     -         $  62,582
Interest on securities                                    12,586        2,524       3,074       (284)  (1)       17,900
Other interest income                                        561            7       1,096           -             1,664
                                                       ---------   -----------  ---------   --------------   -----------
     Total Interest Income                                53,729       16,463      12,238       (284)            82,146
                                                       ---------   -----------  ---------   --------------   -----------
Interest on deposits                                      13,421        7,080       6,210           -            26,711
Interest on borrowings                                     5,291        2,324           6           -             7,621
                                                       =========   ===========   ========   ==============   ===========
     Total Interest Expense                               18,712        9,404       6,216           -            34,332
                                                       ---------   -----------  ---------   --------------   -----------
Net Interest Income before
    provision for loan loss                               35,017        7,059       6,022       (284)            47,814
Provision for loan losses                                  1,939        2,850       1,324           -             6,113
                                                       ---------   -----------  ---------   --------------   -----------
Net Interest Income after
     provision for loan loss                              33,078        4,209       4,698       (284)            41,701
Noninterest income                                        10,948          264       1,283           -            12,495
Noninterest expense                                       27,404        5,664       4,872           -            37,940
                                                       ---------   -----------  ---------   --------------   -----------
Income (loss) before income
  taxes                                                   16,622       (1,191)      1,109       (284)            16,256
Income tax provision (benefit)                             5,652         (420)        439           -             5,671
                                                       ---------   -----------  ---------   --------------   -----------
     Net Income (loss)                                 $  10,970    $    (771)  $     670     $ (284)         $  10,585
                                                       =========   ===========  =========   ==============   ===========

Earnings per share:
  Basic                                                $    0.48    $  (0.06)   $    0.14                     $    0.37
  Diluted                                              $    0.48    $  (0.06)   $    0.13                     $    0.36

Weighted Average Common Shares:
     (in thousands)
  Basic                                                   22,644       12,712       2,840                        28,949
  Diluted                                                 22,952       13,474       2,881                        29,527

See notes to pro forma unaudited combined condensed statements of income.



Pro forma Unaudited Combined Condensed Statements of Income
For the Year Ended December 31, 1997
($ in thousands, except per share data)

                                                                                                        Pro Forma          Pro Forma
                                                HUBCO          BOS           PFC              MSB       Adjustments         Combined
                                           -----------------------------------------------------------------------------------------
Interest on loans                             $  160,107  $   7,945   $     55,050    $     29,622     $        -         $  252,724
Interest on securities                            56,710      2,321         11,602          21,674        (1,134) (1)         91,173
Other interest income                              1,224        131             71           1,868              -              3,294
                                           -------------  ---------  -------------    ------------     ---------------    ----------
     Total Interest Income                       218,041     10,397         66,723          53,164        (1,134)            347,191
                                           -------------  ---------  -------------    ------------     ---------------    ----------
Interest on deposits                              53,855      3,613         28,211          28,653                -          114,332
Interest on borrowings                            23,942         51         11,064              27              -             35,084
                                           =============  =========  =============    ============     ===============    ==========
     Total Interest Expense                       77,797      3,664         39,275          28,680              -            149,416
                                           -------------  ---------  -------------    ------------     ---------------    ----------
Net Interest Income before
    provision for loan loss                      140,244      6,733         27,448          24,484        (1,134)            197,775
Provision for loan losses                          7,327      1,203          1,850           1,565              -             11,945
                                           -------------  ---------  -------------    ------------     ---------------    ----------
Net Interest Income after
     provision for loan loss                     132,917      5,530         25,598          22,919        (1,134)            185,830
Noninterest income                                41,107        543          3,574           4,738              -             49,962
Noninterest expense                               93,593      5,351         24,484          23,854              -            147,282
                                           -------------  ---------  -------------    ------------     ---------------    ----------
Income before income taxes                        80,431        722          4,688           3,803        (1,134)             88,510
Income tax provision                              31,117        395          2,259           1,522              -             35,293
                                           -------------  ---------  -------------    ------------     ---------------    ----------
     Net Income                             $     49,314  $     327  $       2,429    $      2,281      $ (1,134)          $  53,217
                                           =============  =========  =============    ============     ===============    ==========

Earnings per share:
  Basic                                     $       2.20  $    0.26  $        0.19   $        0.40                          $   1.80
  Diluted                                   $       2.10  $    0.26  $        0.18   $        0.40                          $   1.73

Weighted Average Common Shares:
     (in thousands)
  Basic                                           22,156      1,234         12,595            2,838                           29,164
  Diluted                                         23,443      1,234         13,239            2,870                           30,676


See notes to pro forma unaudited combined condensed statements of income.


Pro forma Unaudited Combined Condensed Statement of Income
For the Year Ended December 31, 1996
($ in thousands, except per share data)

                                                                                                       Pro Forma          Pro Forma
                                           HUBCO           B0S            PFC               MSB       Adjustments          Combined
                                   -------------------------------------------------------------------------------------------------
Interest on loans                       $ 149,548       $  7,224    $    51,907      $    24,636   $          -           $  233,315
Interest on securities                     53,581          1,914         11,566           28,437        (1,102)  (1)          94,396
Other interest income                       1,053            189            147            1,277              -                2,666
                                      -----------       --------    -----------     ------------   ------------------    -----------
     Total Interest Income                204,182          9,327         63,620           54,350        (1,102)              330,377
                                      -----------       --------    -----------     ------------   ------------------    -----------
Interest on deposits                       62,704          3,342         25,834           30,710              -              122,590
Interest on borrowings                     10,124              1         12,023               83              -               22,231
                                      ===========       ========    ===========     ============   ==================    ===========
     Total Interest Expense                72,828          3,343         37,857           30,793              -              144,821
                                      -----------       --------    -----------      -----------   ------------------    -----------
Net Interest Income before
     provision for loan losses            131,354          5,984         25,763           23,557        (1,102)              185,556
Provision for loan losses                  12,295            225            850            1,400              -               14,770
                                      -----------       --------    -----------      -----------   ------------------    -----------
Net Interest Income after
     provision for loan losses            119,059          5,759         24,913           22,157        (1,102)              170,786
Noninterest income                         30,276            535          1,462            4,027              -               36,300
Noninterest expense                       116,239          4,507         23,976           23,369              -              168,091
                                      -----------       --------    -----------     ------------   ------------------    -----------
Income before income taxes                 33,096          1,787          2,399            2,815        (1,102)               38,995
Income tax provision                       11,599            649            963            1,104              -               14,315
                                      -----------       --------    -----------     ------------   ------------------    -----------
     Net Income                       $    21,497       $  1,138    $     1,436     $      1,711      $ (1,102)          $    24,680
                                      ===========       ========    ===========     ============   ==================    ===========

 Earnings per share:
  Basic                               $      0.92     $     0.92    $      0.11     $       0.22                         $      0.81
  Diluted                             $      0.88     $     0.92    $      0.11     $       0.22                         $      0.79

Weighted Average Common Shares:
     (in thousands)
  Basic                                    22,508          1,230            12,547            2,780                           29,440
  Diluted                                  24,309          1,230            12,910            2,809                           31,380


See notes to pro forma unaudited combined condensed statements of income.


Pro forma Unaudited Combined Condensed Statement of Income
For the Year Ended December 31, 1995
($ in thousands, except per share data)

                                                                                                          Pro Forma       Pro Forma
                                                  HUBCO        B0S           PFC             MSB         Adjustments       Combined
                                            ----------------------------------------------------------------------------------------
Interest on loans                           $   147,087    $  7,064  $     45,496    $     19,831    $       -          $   219,478
Interest on securities                           54,929       1,243        13,278           8,592            -               78,042
Other interest income                             1,635         300           185             728            -                2,848
                                            -----------    --------  ------------    ------------     --------------    ------------
     Total Interest Income                      203,651       8,607        58,959          29,151            -              300,368
                                            -----------    --------  ------------    ------------     --------------    ------------
Interest on deposits                             61,677       2,921        24,321          13,742            -              102,661
Interest on borrowings                            8,763          24        11,154           1,441            -               21,382
                                            ===========    ========  ============    ============     ==============    ============
     Total Interest Expense                      70,440       2,945        35,475          15,183            -              124,043
                                            -----------    --------  ------------    ------------     --------------    ------------
Net Interest Income before
      provision for loan losses                 133,211       5,662        23,484          13,968            -              176,325
Provision for loan losses                         9,515         759         1,525             483            -               12,282
                                            -----------    --------  ------------    ------------     --------------    ------------
Net Interest Income after
      provision for loan losses                 123,696       4,903        21,959          13,485            -              164,043
Noninterest income                               28,225         452        (5,914)          2,168            -               24,931
Noninterest expense                             102,842       3,742        18,269          11,670            -              136,523
                                            -----------    --------  ------------    ------------     --------------    ------------
Income (loss) before income
   taxes                                         49,079       1,613        (2,224)          3,983            -               52,451
Income tax provision
  (benefit)                                      14,514         570       (18,486)          1,622        17,847 (2)          16,067
                                            -----------    --------  ------------    ------------     --------------    ------------
     Net Income                             $    34,565    $  1,043  $     16,262    $      2,361      $(17,847)         $   36,384
                                            ===========    ========  ============    ============     ==============    ============

Earnings per share:
  Basic                                     $     1.52    $   0.86   $      1.30    $       1.46                        $     1.27
  Diluted                                   $     1.43    $   0.86   $      1.27    $       1.42                        $     1.21

Weighted Average Common Shares:
     (in thousands)
  Basic                                          22,127       1,216        12,483           1,616                            27,844
  Diluted                                        24,205       1,216        12,855           1,664                            30,082


See notes to pro forma unaudited combined condensed statements of income.

Notes to pro forma unaudited combined condensed statements of income (dollars in thousands):

(1) Represents the elimination of preferred stock dividends previously paid by MSB to HUBCO of $284 for the three months ended March 31, 1998 and $1,134 and $1,102 for the years ended December 31, 1997 and 1996, respectively.

(2) Reprsents the restatement of PFC's historical 1995 statement of income to reflect the reversal of federal tax benefits previously recognized by PFC as a result of PFC's reversal of its valuation allowance on deferred tax assets. PFC established a valuation allowance on both federal and state deferred tax assets upon adoption of SFAS #109 in 1993 due to uncertainties regarding PFC's ability to realize its deferred tax assets. Subsequently, as a result of improved profitability in 1995, the valuation allowance was reversed, resulting in significant income tax benefits in 1995. The pro forma adjustment to income tax provision (benefit) is a reversal of the federal portion of the tax benefits described above.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                                     HUBCO, INC.

                                               JOSEPH F. HURLEY
Dated: July 6, 1998                       By: _________________________________
                                               Joseph F. Hurley
                                               Chief Financial Officer